UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05898

Morgan Stanley Prime Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2008

Date of reporting period:	September 30, 2008

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Prime Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

This material must be preceded or accompanied by a prospectus for the Trust being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended September 30, 2008

Market Conditions

The year under review was challenging for all financial markets. The senior loan market remained under pressure through most of the period due primarily to lack of demand for the asset class as the Collateralized Loan Obligation (CLO) market slowed considerably in the wake of the subprime mortgage crisis. CLOs were traditionally a significant portion of U.S. loan demand and many CLO investors were also investors in other instruments that were affected by the subprime crisis. As a result, many were forced to curtail their activity in various asset classes including senior loans. At the time the market correction began in July 2007, there was also a significant (in excess of $230 billion) forward calendar or supply of new loans waiting to be sold. The resulting demand/supply imbalance caused loan prices to drop sharply.

While the forward calendar has been significantly reduced (to $48 billion at the end of June 2008), because loan demand has not yet returned, the imbalance has continued. Towards the end of the reporting period, the mounting financial crisis as well as fears about the strength of the U.S. economy and its potential effect on credit quality have also negatively impacted the market. Defaults by number of issuers climbed to 3.32 percent by the end of September, up from the all-time low of 0.26 percent at the end of 2007, yet still below the highs reached in 2001. According to some analysts, defaults are expected to increase further, reaching 4.0 to 5.0 percent by year-end.

Performance Analysis

For the 12-month period ended September 30, 2008, Morgan Stanley Prime Income Trust returned –10.36 percent, assuming no deduction of applicable early withdrawal charges. The Trust's net asset value (NAV) decreased from $8.72 to $7.33 per share during this period. Comparatively, for the same 12-month period, the Lipper Loan Participation Funds Average returned –14.64 percent.*

We adhered to our bottom-up research intensive investment approach throughout the period, seeking loans with strong credit fundamentals while maintaining a high level of diversification in the Trust. Individual holdings were spread across a broad array of sectors and the average holding in the portfolio remained below $3 million. Given the highly volatile environment, we have been even more selective when choosing new loans in which to invest, avoiding aggressively structured deals as well as sectors and industries that are more vulnerable to a weakening economy. We believe this approach, which is leveraged by our large team of analysts, has been instrumental in keeping the Trust's default rate below the industry's average.

The Trust had a relatively small exposure to financials during the period, which was beneficial as the sector remained under pressure from mortgage-related losses and suffered considerable price deterioration in September. The Trust had no direct exposure to the subprime mortgage market and we remain cautious on the housing sector in general.

An underweight to the transportation sector, most particularly to auto and airlines, was also additive to performance as the sector has been hard hit by consumer purchasing trends and rising fuel prices. The Trust's holdings in gaming and leisure, however, hindered performance as slowing economic growth, rising food and energy prices, and higher unemployment have put pressure on consumers, dampening their spending on leisure activities. As a result, defaults in the sector rose and performance declined.

In closing, although it has been a challenging reporting year and volatility is likely to remain elevated, we believe the Trust is well positioned to weather the current cycle and to take advantage of new opportunities as they arise. We will continue to pursue our selective investment approach, focusing on companies with good profit margins, attractive balance sheet characteristics, a demonstrated ability to service their debts, and solid demand for their products and services.

*The Lipper Loan Participation Funds Average tracks the performance of all funds in the Lipper Loan Participation Closed-End Funds classification. The average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

PORTFOLIO COMPOSITION as of 09/30/08
Senior Loans/Notes	99.8%
Stocks	0.2

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned above. Portfolio composition is as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Trust invests, under normal market conditions, at least 80 percent of its total assets in Senior Loans. The Trust may invest up to the remaining 20 percent of its total assets in cash or short-term high quality money market instruments, credit linked deposits, junior debt securities or securities with a lien on collateral that is lower than a senior claim on collateral (collectively, "junior debt securities"), and in loans that hold the most senior position in a borrower's capital structure, but that are not secured by any specific collateral. The Trust may invest without limitation in Senior Loans made to non-U.S. borrowers that are U.S. dollar-denominated and may invest up to 20 percent of its total assets in any combination of non-U.S. dollar denominated Senior Loans or other debt securities.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust's performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. The Board concluded that the Trust's performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Trust's management fee rate, although higher than the expense peer group average, was acceptable because the total expense ratio was competitive with its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Trust's management fee and noted that the fee, as a percentage of the Trust's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Trust's management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and "float" benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser's affiliates have ownership interests and/or board seats. The Board concluded that the commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Trust's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Trust and the Adviser

The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (b) (105.0%)
	Advertising/Marketing Services (0.8%)
$1,394	Advanstar Communications, Inc.	6.01%	05/31/14	$996,794
5,983	Affinion Group, Inc.	5.31 - 6.20	10/17/12	5,534,360
				6,531,154
	Aerospace & Defense (2.6%)
2,790	Alion Science & Technology Corp.	5.49	02/06/13	2,147,976
1,642	Apptis (DE), Inc.	6.75 - 7.02	12/20/12	1,428,138
1,079	Avio Investments Spa (Italy)	5.83 - 6.45	12/13/15	954,058
3,500	Booz Allen Hamilton, Inc.	7.50	07/31/15	3,432,188
116	DeCrane Aircraft Holdings, Inc.	5.54	02/21/13	105,314
3,230	Hawker Beechcraft Acquisition Co., LLC	5.76	03/26/14	2,837,896
847	IAP Worldwide Services, Inc. (e)	9.06	12/30/12	678,640
2,847	ILC Industries, Inc.	5.43	02/24/12	2,775,777
2,270	Vangent, Inc.	4.82	02/14/13	1,998,378
2,192	Primus International, Inc.	4.99	06/07/12	1,918,303
849	Sequa Corporation	5.94 - 7.02	12/03/14	748,504
985	Tri-Star Electronics International, Inc.	5.88 - 6.76	02/02/13	856,950
1,945	Wesco Aircraft Hardware Corp.	5.96	09/29/13	1,774,205
1,000	Wesco Aircraft Hardware Corp.	9.46	03/28/14	925,000
				22,581,327
	Airlines (0.5%)
3,163	United Airlines, Inc.	4.75 - 5.75	02/01/14	1,960,981
3,465	US Airways Group, Inc.	6.21	03/23/14	2,070,338
				4,031,319
	Apparel/Footwear (0.5%)
1,310	Gold Toe Investment Corp.	8.50	10/30/13	975,950
1,000	Gold Toe Investment Corp.	11.75	04/30/14	740,000
1,141	HanesBrands, Inc.	4.55 - 5.45	09/05/13	1,043,367
1,000	HBI Branded Apparel Limited, Inc.	6.55	03/05/14	925,625
1,000	Levi Strauss & Co.	4.74	03/27/14	781,667
				4,466,609
	Auto Parts: OEM (1.7%)
2,143	Accuride Corp.	6.69 - 6.94	01/31/12	1,871,314
1,960	Acument Global Technologies, Inc.	7.26	08/11/13	1,842,400
1,320	Lear Corp.	5.68 - 6.26	04/25/12	1,027,652
5,704	Navistar International Corp.	6.05 - 7.13	01/19/12	4,943,212

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,385	Polypore, Inc.	6.03%	07/03/14	$2,218,385
3,169	Veyance Technologies, Inc.	5.30 - 6.21	07/31/14	2,646,116
				14,549,079
	Automotive (0.6%)
7,840	Ford Motor Co.	5.49	12/15/13	5,185,931
	Automotive Aftermarket (1.1%)
2,303	KAR Holdings, Inc.	6.02	10/18/13	1,901,112
5,008	Metokote Corp.	5.80 - 6.73	11/27/11	4,532,298
3,125	United Components, Inc.	4.81	06/30/12	2,905,911
				9,339,321
	Beverages: Non-Alcoholic (0.7%)
1,231	Culligan International Co.	5.96 - 6.02	11/24/12	864,953
2,760	DS Waters of America, Inc.	5.95	10/27/12	2,511,436
2,000	DSW Holdings, Inc.	7.70	03/07/12	1,680,000
864	LJVH Holdings, Inc.	6.26	07/19/14	786,297
				5,842,686
	Broadcast/Media (2.8%)
891	Alpha Topco, Ltd. (United Kingdom)	5.95	12/31/13	786,850
167	Alpha Topco, Ltd. (United Kingdom)	6.63	06/30/14	135,208
4,860	FoxCo Acquisition, LLC	7.25	07/14/15	4,572,448
555	High Plains Broadcasting Operating Co.	8.21	09/14/16	472,165
2,462	NEP II, Inc.	6.01	02/16/14	2,179,292
2,100	Newport Television LLC	8.21	09/14/16	1,784,712
2,312	Univision Communications, Inc.	6.00	03/29/09	2,126,580
19,500	Univision Communications, Inc.	5.05 - 6.25	09/29/14	12,528,750
				24,586,005
	Broadcasting (3.2%)
613	Barrington Broadcasting, LLC	4.92 - 6.01	08/12/13	486,938
1,407	CMP KC, LLC, (Cumulus) (Revolver)	6.50 - 7.44	05/03/10	1,055,048
4,831	CMP KC, LLC, (Cumulus)	6.50 - 6.75	05/03/11	2,173,923
7,435	CMP Susquehanna Corp. (Cumulus Media)	4.52 - 5.74	05/05/13	5,316,133
1,673	Cumulus Media, Inc.	4.50 - 5.46	06/11/14	1,296,756
650	LBI Media, Inc.	5.20	03/31/12	562,250
2,535	Multicultural Radio Broadcasting, Inc.	5.24	12/18/12	2,281,500
2,750	Multicultural Radio Broadcasting, Inc.	8.24	06/18/13	2,516,250
2,847	NextMedia Operating, Inc.	6.75 - 7.43	11/15/12	2,405,133
2,009	NextMedia Operating, Inc. (e)	10.70	11/15/13	1,557,101
1,408	NV Broadcasting, LLC	5.82	11/01/13	1,225,192

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,000	NV Broadcasting, LLC	9.32%	11/01/14	$1,430,000
289	Parkin Broadcasting, LLC	5.82	11/01/13	251,322
1,950	Regent Broadcasting, LLC	6.01	11/21/13	1,681,545
2,895	Spanish Broadcasting System, Inc.	5.52	06/11/12	1,737,000
1,867	Weather Channel	7.25	09/12/15	1,841,000
				27,817,091
	Building Products (0.9%)
2,004	Axia, Inc.	5.77	12/21/12	1,152,561
2,520	Beacon Sales Acquisition, Inc.	5.77 - 6.05	09/30/13	2,129,400
2,000	Hudson Products Holdings, Inc.	8.00	08/24/15	1,930,000
1,870	Interline Brands, Inc.	5.18	06/23/13	1,762,680
716	Universal Building Products, Inc.	6.04 - 7.02	04/28/12	572,900
				7,547,541
	Cable/Satellite TV (2.5%)
15,540	Charter Communications Operating, LLC	4.80	03/06/14	12,412,943
3,125	Charter Communications Operating, LLC	6.26	09/06/14	2,289,063
2,244	DIRECTV Holdings, LLC	5.25 - 5.95	04/13/13	2,142,256
1,460	Knology, Inc.	5.04	06/30/12	1,306,381
367	MCC Iowa (Mediacom), LLC	4.00 - 5.47	03/31/10	335,765
2,928	MCC Iowa (Mediacom), LLC	4.24 - 5.72	01/31/15	2,574,677
1,317	RCN Corporation	6.06	05/25/14	1,125,750
				22,186,835
	Casino/Gaming (7.8%)
2,611	BLB Worldwide, Inc. (e)	6.74 - 7.96	08/23/11	1,958,503
2,333	BLB Worldwide, Inc.	7.06	07/18/12	466,667
7,327	Cannery Casino Resorts, LLC	5.04 - 6.01	05/18/13	6,969,488
2,500	Cannery Casino Resorts, LLC	7.06	05/18/14	2,250,000
1,840	CCM Merger Corp.	4.81 - 5.48	07/13/12	1,545,801
909	Golden Nugget, Inc.	4.49 - 5.43	06/30/14	722,728
52	Greektown Casino, LLC	7.50	12/03/12	47,290
277	Greektown Holdings, LLC	7.44	12/03/12	245,482
2,214	Greektown Holdings, LLC	9.75	06/01/09	2,208,829
1,355	Green Valley Ranch Gaming, LLC	5.70 - 5.71	02/16/14	959,929
5,314	Harrah's Operating Company, Inc.	8.75 - 9.25	01/28/18	4,277,487
18,686	Harrah's Operating Company, Inc.	7.75	01/28/16	15,042,513
7,421	Las Vegas Sands, LLC / Venetian Casino Resort, LLC	5.52	05/23/14	5,343,300
1,850	Magnolia Hill, LLC	6.96	10/30/13	1,702,000
4,969	New World Gaming Partners Holdings, Ltd.	5.28	09/30/14	3,594,061

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,000	New World Gaming Partners Holdings, Ltd.	8.28%	03/31/15	$1,033,334
429	Riviera Holdings Corp.	5.71	06/08/14	321,429
4,389	Venetian Macau, Ltd.	6.02	05/25/12	3,730,556
6,711	Venetian Macau, Ltd.	6.02	05/25/13	5,704,444
5,000	Wynn Resorts (Macau) S.A	5.46 - 5.96	06/21/10	4,621,827
5,210	Yonkers Racing Corp.	11.25	08/12/11	5,131,767
				67,877,435
	Cellular Telephone (0.0%)
188	Crown Castle Operating Co.	5.38	03/06/14	165,105
	Chemicals: Major Diversified (3.1%)
1,980	Arizona Chemical Co.	4.81	02/28/13	1,682,708
1,241	Cristal Inorganic Chemicals US, Inc.	6.01	05/15/14	998,703
2,607	Ferro Corp.	4.49 - 5.76	06/06/12	2,365,635
7,299	Hexion Specialty Chemicals, Inc.	5.06 - 6.06	05/05/13	5,647,575
3,939	Ineos Holdings, Ltd. (United Kingdom)	5.73 - 5.95	12/16/13	3,285,752
3,938	Ineos Holdings, Ltd. (United Kingdom)	6.23 - 6.45	12/23/14	3,368,533
2,100	Lucite International US FINCO LLC (United Kingdom)	5.05	07/07/13	1,829,601
2,488	Lyondell Chemical Company	7.00	12/20/14	1,814,492
2,982	Solutia, Inc.	8.50	02/28/14	2,749,842
1,786	Univar, Inc.	6.76	10/11/14	1,601,597
3,000	Wellman, Inc. (d)	7.24	02/10/09	1,612,500
2,500	Wellman, Inc. (d)	9.99	02/10/10	593,750
				27,550,688
	Chemicals: Specialty (3.6%)
920	Bond US Holdings, Inc.	5.56	07/10/14	754,400
2,500	Brenntag Holding GmbH & Co. KG (Germany)	5.07	01/17/14	2,256,250
500	Brenntag Holding GmbH & Co. KG (Germany)	7.07	07/17/15	400,000
2,554	FiberVision Delaware Corporation	8.01	03/31/13	1,915,731
494	Foamex, L.P.	5.74 - 6.75	02/12/13	324,717
9,401	Huntsman International, LLC	5.46	04/19/14	8,282,865
3,177	ISP Chemco, Inc.	4.00 - 4.31	06/04/14	2,778,272
130	JohnsonDiversey, Inc.	4.79	12/16/10	120,646
168	JohnsonDiversey, Inc.	4.79	12/16/11	155,515
5,043	Kraton Polymers, LLC	5.75	05/12/13	4,509,326
1,307	MacDermid, Inc.	5.76	04/12/14	1,175,858
600	Nusil Technology, LLC	5.96	10/24/13	579,000
3,254	OMNOVA Solutions, Inc.	5.31 - 6.20	05/22/14	2,636,016
4,676	PQ Corp.	6.05 - 7.02	07/30/14	4,044,551
2,189	Valley National Gases, Inc.	5.95 - 6.01	02/28/14	1,992,342
				31,925,489

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Computer Communications (0.4%)
$2,651	Vertafore, Inc.	5.31 - 7.06%	01/31/12	$2,438,386
1,670	Vertafore, Inc.	8.56	01/31/13	1,448,725
				3,887,111
	Computer Software & Services (2.5%)
379	Audatex North America, Inc.	4.82	05/16/14	337,653
3,158	Dealer Computer Services, Inc.	5.70	10/26/12	2,806,878
1,500	Dealer Computer Services, Inc.	9.20	10/26/13	1,325,625
2,100	Infor Enterprise Solutions Holdings, Inc.	7.52	07/28/12	1,630,125
2,328	Kronos, Inc.	6.01	06/11/14	2,072,230
1,400	Kronos, Inc.	9.51	06/11/15	1,144,500
1,517	Network Solutions, LLC	6.21 - 6.27	03/07/14	1,198,789
2,608	Open Solutions, Inc.	5.15	01/23/14	1,838,689
2,350	Open Text Corp.	5.96	10/02/13	2,255,826
980	Stratus Technologies, Inc.	7.52	03/29/11	761,950
5,317	SunGard Data Systems, Inc.	4.55	02/28/14	4,640,650
2,190	Verint Systems, Inc.	5.74	05/25/14	1,697,051
				21,709,966
	Construction Materials (0.5%)
2,774	Building Materials Corporation of America	5.56	02/22/14	2,191,845
1,880	Building Materials Holding Corp	7.00 - 7.30	11/10/11	1,221,793
778	Contech Construction Products, Inc.	4.49 - 5.71	01/31/13	586,428
				4,000,066
	Consumer/Business Services (2.2%)
8,391	Aramark Corp.	5.03 - 5.64	01/26/14	7,298,251
1,485	Audio Visual Services Corp.	6.02	02/28/14	1,188,000
1,871	HydroChem Industrial Services, Inc.	5.06 - 5.75	07/12/13	1,796,211
1,247	RGIS Services, LLC	5.31 - 6.20	04/30/14	991,658
2,614	Sabre Holdings Corp.	4.80 - 5.71	09/30/14	1,777,403
990	SMG Holdings, Inc.	5.49 - 5.80	07/27/14	910,800
1,188	Valassis Communications, Inc.	5.52	03/02/14	1,044,889
4,898	VNU, Inc.	4.80	08/09/13	4,138,424
				19,145,636
	Consumer Sundries (3.6%)
904	American Safety Razor Co.	5.30 - 6.21	07/31/13	831,420
1,500	American Safety Razor Co.	9.96	01/30/14	1,335,000
1,407	Amscan Holdings, Inc.	5.05 - 5.46	05/25/13	1,245,322
3,365	Bare Escentuals Beauty, Inc.	5.00	02/18/12	3,213,331

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$3,924	Bausch and Lomb, Inc.	7.01%	04/24/15	$3,653,039
237	Chattem, Inc.	4.54	01/02/13	225,858
3,086	Huish Detergents, Inc.	5.77	04/26/14	2,705,340
1,000	Huish Detergents, Inc.	8.02	10/26/14	880,000
1,980	KIK Custom Products, Inc.	5.46	05/31/14	1,422,299
800	KIK Custom Products, Inc.	8.21	11/30/14	346,000
3,030	Marietta Intermediate Holding Corp. (e)	8.71	11/30/10	1,067,988
3,412	Natural Products Group, LLC	5.05 - 6.01	03/08/14	2,058,794
454	Philosophy, Inc.	5.71	03/16/14	374,338
2,191	Prestige Brands, Inc.	5.04 - 6.01	04/06/11	2,070,149
5,952	Spectrum Brands, Inc.	6.49 - 6.80	03/30/13	4,419,614
398	Vi-Jon, Inc.	5.28 - 5.44	04/24/14	368,042
2,851	WKI Holding Company	5.54 - 6.25	03/31/12	2,480,597
3,462	Yankee Candle Co., Inc.	5.43 - 5.77	02/06/14	2,865,021
				31,562,152
	Containers/Packaging (3.1%)
1,985	Berlin Packaging, LLC	5.79 - 7.05	08/17/14	1,855,975
4,925	Berry Plastics Group Corp.	4.80	04/03/15	4,005,256
2,043	Consolidated Container Co., LLC	5.05	03/28/14	1,497,747
2,000	Consolidated Container Co., LLC	8.30 - 9.26	09/28/14	960,000
653	Crown Americas, Inc.	4.42	11/15/12	601,067
4,399	Graham Packaging Co.	4.75 - 6.06	10/07/11	3,943,581
4,514	Graphic Packaging International Corp.	4.79 - 4.80	05/16/14	3,954,673
3,136	Kranson Industries, Inc.	5.46	07/31/13	2,814,937
1,015	Nexpak Corp. (Revolver) (c)(d)(e)	8.49	03/31/07	377,658
4,196	Nexpak Corp. (c)(d)(e)	8.49 - 10.49	03/31/07	601,656
2,947	Packaging Dynamics Operating Co.	5.76	06/09/13	2,306,212
2,022	Pertus Sechzehnte GMBH (Germany)	6.08	06/13/15	1,456,169
2,022	Pertus Sechzehnte GMBH (Germany)	6.33	06/13/16	1,456,169
641	Smurfit-Stone Container Enterprises, Inc.	4.50 - 4.81	11/01/11	590,519
1,343	Tegrant Holding Corp.	6.52	03/08/14	906,650
800	Tegrant Holding Corp.	8.31	03/08/15	190,000
				27,518,269
	Containers - Metals & Glass (0.3%)
2,932	Anchor Glass Container Corp.	7.75 - 7.96	06/20/14	2,881,098
	Data Processing Services (0.6%)
1,931	Sedgewick CMS Holdings, Inc.	6.01	01/31/13	1,790,919
2,250	Transfirst Holdings, Inc.	6.52	06/15/14	1,906,868
1,625	Transfirst Holdings, Inc.	9.77	06/15/15	1,389,375
				5,087,162

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Diversified Manufacturing (0.8%)
$248	Arnold Magnetic Technologies Corp. (c)	9.25%	03/07/11	$240,879
964	Arnold Magnetic Technologies Corp. (c)	9.50 - 10.25	03/06/12	956,918
990	GSI Holdings, LLC	5.81	08/01/14	883,575
2,061	MW Industries, Inc. (c)	4.50 - 8.25	11/01/13	1,967,162
1,971	Wire Rope Corporation of America, Inc.	6.01	02/08/14	1,813,197
939	X-Rite, Inc.	9.50	10/24/12	882,803
				6,744,534
	Drugstore Chains (0.5%)
5,083	Rite Aid Corp.	4.57 - 6.00	06/04/14	4,198,238
	Education (1.4%)
1,760	Bright Horizons Family Solutions, Inc.	7.50	05/28/15	1,676,680
4,526	Cengage Learning Holdings II, L.P.	6.20	07/05/14	3,722,400
1,496	Educate Services, Inc.	5.75 - 6.08	06/14/13	1,384,037
1,429	Educate Services, Inc.	9.08	06/14/14	1,185,714
4,356	Education Management, LLC	5.56	06/01/13	3,816,211
				11,785,042
	Electric Utilities (1.2%)
475	Bicent Power LLC	5.77	06/30/14	432,694
5,430	Boston Generating, LLC	6.01	12/20/13	4,336,085
411	Mach Gen, LLC	5.76	02/22/13	369,084
3,907	Mach Gen, LLC	4.81	02/22/14	3,504,183
2,000	Primary Energy Holdings, LLC	6.55	08/24/09	1,960,000
				10,602,046
	Electronic Components (0.7%)
4,956	CommScope, Inc.	5.93 - 6.26	12/27/14	4,633,579
719	Deutsche Connector Group (France)	5.38	06/22/14	629,759
719	Deutsche Connector Group (France)	5.63	06/22/15	645,743
				5,909,081
	Electronic Production Equipment (0.2%)
1,288	Edwards, Ltd. (Cayman Islands)	4.81	05/31/14	1,098,057
545	Edwards, Ltd. (Cayman Islands)	8.56	11/30/14	354,546
				1,452,603
	Entertainment & Leisure (1.6%)
2,438	24 Hour Fitness, Inc.	5.17 - 6.21	06/08/12	2,145,000
4,188	Cedar Fair, L.P.	5.70	08/30/12	3,650,957

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,742	Fender Musical Instruments Corp.	5.05 - 6.02%	06/09/14	$2,420,198
805	Gibson Guitar Corp.	6.20	12/29/13	748,537
2,923	Mets Limited Partnership	5.21	07/25/10	2,659,800
2,568	Sunshine Acquisition, Ltd.	4.80	03/20/12	2,131,185
				13,755,677
	Environmental Services (0.4%)
1,398	Environmental Systems Products Holdings, Inc.	13.72 - 13.76	09/12/12	1,247,847
442	Environmental Systems Products Holdings, Inc. (c)(e)	18.00	03/31/15	184,060
2,983	Waste Services, Inc. (c)	4.74	03/31/11	2,953,150
				4,385,057
	Finance (0.4%)
2,622	C. G. JCF Corp.	6.71	08/01/14	2,228,547
1,140	Riskmetrics Group Holdings, LLC	5.76	01/11/14	1,071,302
				3,299,849
	Finance - Commercial (2.7%)
2,450	Dollar Financial Corp., Inc.	6.52	10/30/12	2,107,000
1,658	First American Payment Systems, L.P.	5.88 - 6.75	10/06/13	1,566,338
6,479	First Data Corporation	5.99 - 6.51	09/24/14	5,553,077
3,655	iPayment, Inc.	4.49 - 6.00	05/10/13	3,061,208
3,810	LPL Holdings, Inc.	5.51	06/28/13	3,429,329
4,812	Oxford Acquisition III, Ltd.	4.55	05/11/14	3,837,846
5,077	RJO Holdings Corp.	6.71	07/12/14	3,173,076
2,000	RJO Holdings Corp. (c)	10.46	07/12/15	1,050,000
				23,777,874
	Finance Rental/Leasing (0.1%)
550	DaimlerChrysler Financial Services America, LLC	6.82	08/03/12	373,588
	Financial Publishing (1.0%)
6,741	Merrill Communications, LLC	5.95 - 6.01	05/15/11	4,600,928
2,000	Merrill Communications, LLC	10.22	11/15/13	940,000
2,728	National Processing Group, Inc.	5.80 - 7.00	09/29/12	2,291,693
1,000	National Processing Group, Inc.	9.30	09/29/14	785,000
				8,617,621
	Food Distributors (1.9%)
4,900	Acosta Sales Co., Inc.	5.96	07/29/13	4,312,000
3,517	BE Foods Investments, Inc.	7.32	07/11/12	3,235,949
1,018	Coleman Natural Foods, LLC (e)	13.26	08/22/13	788,906

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,672	Coleman Natural Foods, LLC	7.29 - 8.00%	08/22/12	$1,579,592
4,900	DCI Cheese Company, Inc.	6.95	08/07/13	4,091,500
2,500	FSB Holdings, Inc.	5.06 - 6.06	09/29/13	2,124,759
1,000	FSB Holdings, Inc.	9.56	03/29/14	760,000
				16,892,706
	Food: Major Diversified (0.7%)
1,077	B&G Foods, Inc. (e)	4.81	02/23/13	1,012,008
6,245	Dole Food Co., Inc.	4.56 - 5.50	04/12/13	5,386,310
				6,398,318
	Food Retail (0.4%)
3,793	Roundy's Supermarkets, Inc.	5.50 - 6.75	11/03/11	3,476,622
	Foods & Beverages (2.3%)
3,130	Advantage Sales & Marketing, Inc.	4.49 - 5.77	03/29/13	2,671,159
4,267	Birds Eye Foods, Inc.	5.52	03/22/13	3,776,535
1,434	Bolthouse Farms, Inc.	5.06	12/16/12	1,335,248
1,962	Farley's & Sathers Candy Co.	6.53 - 7.25	06/15/10	1,844,618
3,492	PBM Products, LLC	5.96	09/29/12	3,299,685
5,486	Pinnacle Foods Holding Corp.	5.24 - 5.56	04/02/14	4,498,611
3,116	Smart Balance, Inc.	6.76	05/18/14	2,835,522
				20,261,378
	Health Care Diversified (0.3%)
2,418	Sun Healthcare Group, Inc.	4.80 - 5.76	04/19/14	2,200,649
	Healthcare (5.7%)
3,771	American Medical Systems, Inc.	6.00	07/20/12	3,356,183
1,980	Biomet, Inc.	6.76	03/25/15	1,829,025
993	FHC Health Systems, Inc.	8.76	12/13/13	923,025
867	Genoa Healthcare Group, LLC	6.75 - 7.75	08/10/12	806,754
11,270	HCA, Inc.	5.26	11/17/12	9,911,692
4,962	HCA, Inc.	6.01	11/18/13	4,363,565
4,223	HCR Healthcare, LLC	6.21	12/22/14	3,536,733
6,103	Health Management Associates, Inc.	5.51	02/28/14	5,172,461
1,782	HealthCare Partners	5.45 - 5.51	10/31/13	1,595,027
3,112	HealthSouth Corp.	4.99 - 5.19	03/10/13	2,818,977
914	Iasis Healthcare, LLC	5.70 - 6.11	03/15/14	820,055
5,338	Inverness Medical Innovations, Inc.	5.43 - 5.48	06/26/14	4,844,088
3,437	Multiplan, Inc.	6.25	04/12/13	3,138,883
1,616	Surgical Care Affiliates, LLC	5.76	12/29/14	1,369,483
3,008	United Surgical Partners International, Inc.	4.62 - 5.43	04/19/14	2,556,523

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,279	Viant Holdings, Inc.	6.02%	06/25/14	$1,914,231
1,143	VWR International, Inc.	6.20	06/29/14	962,856
				49,919,561
	Home Building (0.6%)
1,050	NLV Holdings, LLC	7.70	05/09/11	750,956
3,483	Rhodes Ranch General Partnership (e)	11.26	11/21/10	2,229,109
502	Shea Capital, LLC	4.50 - 5.74	10/27/11	338,568
1,200	Standard Pacific Corp.	4.56	05/05/13	930,000
982	Yellowstone Development, LLC	6.08	09/30/10	785,920
				5,034,553
	Home Furnishings (0.8%)
2,484	Brown Jordan International, Inc.	6.49 - 7.50	04/30/12	2,322,977
2,007	Generation Brands, LLC	7.98	12/20/12	1,384,627
2,003	Generation Brands, LLC	11.02	06/20/13	1,051,400
471	Hunter Fan Co.	9.56	10/16/14	247,059
439	Mattress Holdco, Inc.	5.96	01/18/14	309,425
299	National Bedding Co.	4.49 - 4.82	02/28/13	231,656
2,500	National Bedding Co.	7.50	02/28/14	1,731,250
				7,278,394
	Hospital/Nursing Management (0.6%)
5,772	Community Health Systems, Inc.	5.06 - 5.97	07/25/14	5,079,334
	Hotels/Resorts/Cruiselines (0.1%)
30	Kuilima Resort Company (c)(d)(e)	28.21	09/30/11	0
1,640	Kuilima Resort Company (d)	8.75	09/30/10	1,107,014
1,236	Kuilima Resort Company (c)(d)(e)	20.21	09/30/11	0
				1,107,014
	Industrial Machinery (0.7%)
650	Gleason, Inc.	4.56	06/30/13	591,447
1,074	LN Acquisition Corp.	6.21	07/11/14	987,500
2,970	Mold - Masters Luxembourg Holdings S.A.R.L. (Canada)	6.00	10/11/14	2,702,700
2,113	Sensus Metering Systems, Inc.	4.47 - 4.81	12/17/10	2,076,065
				6,357,712
	Industrial Specialties (0.7%)
5,455	Panolam Industrial International, Inc. (Canada)	6.51	09/30/12	4,664,131
1,950	Unifrax Corp.	6.00	05/02/13	1,755,000
				6,419,131

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Insurance Brokers (0.2%)
$657	HMSC Holdings Corp.	5.04%	04/03/14	$459,667
444	HMSC Holdings Corp.	8.29	10/03/14	306,667
933	U.S.I. Holding Corp.	6.52	05/05/14	790,411
				1,556,745
	Insurance/Business Services (0.2%)
2,182	Crawford & Co.	6.52	10/30/13	2,138,500
	Investment Managers (0.5%)
2,248	Grosvenor Capital Management Holdings, L.P.	4.50 - 4.875	12/05/13	2,023,604
431	Munder Capital Management	5.70	12/29/12	411,268
2,701	Nuveen Investments, Inc.	6.70 - 6.77	11/13/14	2,325,314
				4,760,186
	Life/Health Insurance (1.4%)
4,084	Alliant Holdings I, Inc.	6.76	01/01/14	3,532,444
1,708	Applied Systems, Inc.	5.30 - 6.26	09/26/13	1,622,168
9,310	Conseco, Inc.	5.71	10/10/13	7,005,896
				12,160,508
	Medical/Nursing Services (0.4%)
1,137	Golden Living, LLC	6.52	03/14/11	1,040,159
465	National Renal Institutes, Inc.	6.06	03/31/13	399,657
2,000	Select Medical Corp. (Revolver)	4.99 - 5.31	02/24/11	1,720,000
				3,159,816
	Medical Specialties (1.2%)
973	Accellent, Inc.	5.29	11/22/12	826,625
733	Advanced Medical Optics, Inc.	4.63 - 4.86	04/02/14	636,167
3,832	AGA Medical Corp.	4.69 - 5.10	04/28/13	3,468,149
859	CONMED Corp.	5.20	04/12/13	839,564
2,978	DJO Finance, LLC	6.72 - 6.76	05/20/14	2,813,738
1,634	Ikaria Holdings, Inc.	5.05	03/28/13	1,560,919
				10,145,162
	Miscellaneous Commercial Services (0.7%)
433	Atlantic Marine Holding Company	6.31	03/22/14	400,215
3,000	Contec, LLC	7.87	08/01/14	2,932,500
766	InfrastruX Group, Inc. (e)	7.95	11/03/12	720,368
2,127	NCO Financial Systems, Inc.	7.06 - 8.02	05/15/13	1,988,493
				6,041,576

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Miscellaneous Manufacturing (0.1%)
$1,253	Tidi Products, LLC (c)	5.79%	12/29/11	$1,158,670
500	Tidi Products, LLC (c)	7.29	06/29/12	462,500
173	Xerium Technologies, Inc.	9.26	05/18/12	149,635
				1,770,805
	Movies/Entertainment (2.9%)
6,612	AMC Entertainment, Inc.	5.18	01/26/13	5,804,159
2,450	Cinemark USA, Inc.	4.24 - 4.93	10/05/13	2,114,350
77	Metro-Goldwyn Mayer Studios, Inc. (Revolver)	6.45	04/08/10	60,000
17,375	Metro-Goldwyn Mayer Studios, Inc.	7.01	04/08/12	11,988,674
2,522	Panavision, Inc.	6.30 - 6.31	03/30/11	2,099,415
4,366	Regal Cinemas Corp.	5.26	10/27/13	3,820,409
				25,887,007
	Oil & Gas Pipelines (0.1%)
1,384	Targa Resources, Inc.	5.76 - 5.98	10/31/12	1,252,771
	Oil & Gas Production (0.1%)
1,200	CDX Funding, LLC (d)	12.25	03/31/13	948,000
	Oil Refining/Marketing (0.6%)
6,160	Western Refining, Inc.	5.25	05/30/14	5,273,199
	Oilfield Services/Equipment (0.2%)
267	Chart Industries, Inc.	5.19 - 5.75	10/17/12	256,000
1,941	Dresser, Inc.	5.06 - 5.95	05/04/14	1,772,920
				2,028,920
	Other Metals/Minerals (0.1%)
463	Novelis, Inc. (Canada)	5.77	07/06/14	406,418
1,018	Novelis, Inc.	5.77	07/06/14	894,120
				1,300,538
	Paper and Forest Products (0.3%)
3,950	White Birch Paper Co. (Canada)	6.52	05/08/14	2,765,000
	Pharmaceuticals: Major (0.4%)
3,292	Catalent Pharma Solutions, Inc.	6.01	04/10/14	2,641,563
792	Warner Chilcott Holdings Company III, Ltd.	5.76	01/18/12	735,926
				3,377,489
	Printing/Publishing (5.6%)
481	Ascend Media Holdings, LLC	6.82 - 7.77	01/31/12	240,506
4,698	Canon Communications, LLC	6.70	05/31/11	4,439,197
2,647	Dex Media West, LLC	7.00 - 7.77	10/24/14	2,308,614
1,714	Endurance Business Media, Inc.	10.96	01/26/14	1,354,286

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,992	Endurance Business Media, Inc.	6.46%	07/26/13	$2,400,813
2,400	Gatehouse Media, Inc.	4.80 - 4.81	08/28/14	1,164,000
3,837	Hanley Wood, LLC	4.74 - 6.01	03/08/14	2,756,377
4,790	Idearc, Inc.	5.71 - 5.77	11/17/14	2,830,632
983	Intermedia Outdoor, Inc.	6.76	01/31/13	817,931
1,112	KnowledgePoint 360 Group, LLC	6.06	04/13/14	1,056,075
1,995	Local Insight Regatta Holdings, Inc.	7.77	04/23/15	1,738,976
5,208	MC Communications, LLC (c)	5.31 - 5.70	12/31/10	2,733,964
1,470	Medimedia USA, Inc.	6.02 - 6.15	10/05/13	1,278,900
1,980	Nelson Education, Ltd.	6.26	07/05/14	1,737,450
1,000	Nelson Education, Ltd.	9.76	07/05/15	835,000
953	Proquest-CSA, LLC	5.30 - 6.21	02/09/14	905,667
2,462	Questex Media Group, Inc.	5.81	05/04/14	2,265,117
1,808	Summit Business Media Intermediate Holding Co., LLC	6.46	01/06/14	1,518,811
484	Thomas Nelson, Inc.	8.25	06/12/12	338,889
12,344	Tribune Company	5.79	05/19/14	6,449,609
18,286	Tribune Company	8.29	12/20/15	6,674,286
4,000	Yell Group PLC (United Kingdom)	5.70	02/10/13	3,453,332
				49,298,432
	Property/Casualty Insurance (0.2%)
1,975	AmWins Group, Inc.	4.99 - 5.31	06/08/13	1,530,625
	Publishing: Books/Magazines (2.6%)
7,776	American Media Operations, Inc.	5.99	01/31/13	6,551,623
4,813	Cygnus Business Media, Inc.	6.79 - 7.00	07/13/09	4,451,563
5,033	F&W Publications, Inc.	5.06 - 5.46	02/05/13	3,322,289
1,200	F&W Publications, Inc.	7.46	08/05/13	570,000
2,221	Network Communications, Inc.	4.81 - 5.18	11/30/12	1,943,073
1,839	Penton Media, Inc.	5.05 - 5.95	02/01/13	1,356,017
1,706	Penton Media, Inc.	7.08	02/01/14	1,215,441
1,186	R.H. Donnelley, Inc.	6.75 - 7.46	06/30/11	1,054,251
2,652	Readers Digest Association, Inc.	4.49 - 4.81	03/02/14	1,909,383
810	Source Media, Inc.	8.77	11/08/11	648,310
				23,021,950
	Pulp & Paper (0.9%)
6,589	Georgia Pacific Corp.	4.24 - 5.51	12/20/12	5,838,185
1,832	NewPage, Corp.	7.00	12/21/14	1,673,126
				7,511,311

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Real Estate - Industrial/Office (0.1%)
$1,760	LNR Property Corp.	6.04%	07/12/11	$1,155,734
	Real Estate Development (2.1%)
1,856	California Coastal Communities, Inc.	8.00	09/15/11	1,688,960
3,000	Capital Automotive, L.P.	4.24	12/16/10	2,572,500
4,446	Ginn-LA CS Borrower, LLC (d)	5.97 - 9.50	06/08/11	1,889,550
2,000	Ginn-LA CS Borrower, LLC (d)	13.50	06/08/12	155,000
3,104	Landsource Communities Development, LLC (e)	8.50	05/31/09	1,769,035
109	Landsource Communities Development, LLC (Revolver)	9.50	05/31/09	109,072
2,003	London Arena & Waterfront Finance, LLC (United Kingdom)	5.31	03/08/12	1,902,439
2,962	Realogy Corp.	5.49 - 6.78	10/10/13	2,212,617
1,272	South Edge, LLC	4.50	10/31/08	922,205
2,973	Tamarack Resort, LLC (c)(d)	8.05 - 9.25	05/19/11	1,895,288
3,747	WCI Communities, Inc.	7.74	12/23/10	3,188,200
				18,304,866
	Recreational Products (0.9%)
4,557	Bombardier Recreational Products Inc. (Canada)	5.29	06/28/13	3,903,799
244	Easton-Bell Sports, Inc.	4.44 - 5.46	03/16/12	215,719
1,940	Mega Brands, Inc. (Canada)	8.75	07/26/12	1,590,800
622	Playcore Holdings, Inc.	6.00 - 6.31	02/21/14	578,047
1,675	True Temper Sports, Inc.	6.03 - 6.46	03/15/11	1,574,044
				7,862,409
	Restaurants (0.9%)
3,187	Arby's Restaurant Group, Inc.	4.93 - 6.01	07/25/12	2,746,360
369	CBRL Group, Inc.	4.30	04/27/13	323,708
1,129	Center Cut Hospitality, Inc.	5.32	07/06/14	902,857
2,436	NPC International, Inc.	4.24 - 5.52	05/03/13	2,204,282
129	OSI Restaurant Partners, LLC	5.07	06/14/13	88,937
1,605	OSI Restaurant Partners, LLC	6.00	06/14/14	1,107,717
748	Sagittarius Restaurants, LLC	9.50	03/29/13	504,707
				7,878,568
	Retail - Specialty (2.4%)
3,000	Dollar General Corp.	5.59 - 6.45	07/06/14	2,644,287
7,355	General Nutrition Centers, Inc.	5.04 - 6.01	09/16/13	6,168,727
3,000	Guitar Center, Inc.	7.21	10/09/14	2,280,000
6,134	Michaels Stores, Inc.	4.75 - 6.00	10/31/13	4,534,839
3,483	Nebraska Book Co.	6.27 - 6.38	03/04/11	3,273,318

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$814	Neiman Marcus Group, Inc.	4.57%	04/06/13	$707,607
1,468	Sally Holdings, Inc.	5.06 - 5.96	11/16/13	1,328,127
224	Savers, Inc. (Canada)	5.55	08/11/12	204,230
246	Savers, Inc.	5.55	08/11/12	223,417
				21,364,554
	Semiconductors (0.2%)
2,137	On Semiconductor Corp.	5.45	09/03/13	1,965,804
	Services to the Health Industry (1.2%)
2,173	CDI Acquisition Sub, Inc.	7.27	12/31/10	2,021,063
1,317	Concentra, Inc.	6.02	06/25/14	1,066,500
1,886	Emdeon Business Services, LLC	5.76 - 8.76	11/16/13	1,640,411
2,786	Harlan Sprague Dawley, Inc.	5.25 - 6.00	07/11/14	2,521,719
195	OmniFlight Helicopters, Inc.	8.00 - 8.75	06/30/11	181,460
719	OmniFlight Helicopters, Inc.	8.50 - 9.25	09/30/12	668,999
2,424	Sterigenics International, Inc.	5.07 - 5.75	11/21/13	2,096,879
				10,197,031
	Specialty Insurance (0.3%)
3,000	Asurion Corp.	5.49 - 5.80	07/03/14	2,626,875
328	Mitchell International, Inc.	5.81	03/28/14	314,379
125	Mitchell International, Inc.	9.06	03/30/15	117,500
				3,058,754
	Specialty Telecommunications (0.3%)
3,500	Level 3 Communications, Inc.	4.74 - 5.04	03/13/14	2,966,250
	Telecommunications (0.9%)
688	DRI Holdings, Inc. (Canada)	6.63	07/03/14	591,828
1,299	DRI Holdings, Inc.	6.52 - 6.63	07/03/14	1,116,890
378	Global Tel*Link Corp.	7.20 - 7.26	02/14/13	371,469
581	Hargray Acquisition Co. (Hargray Communications)	6.01	06/29/14	510,974
1,127	Hawaiian Telecom Communications, Inc.	6.26	06/01/14	785,290
4,023	KMC Telecom, Inc. (c)(d)(h)	9.91 - 10.87	06/30/10	20,917
1,140	NuVox Transition Subsidiary, LLC	6.07	05/31/14	1,008,576
2,242	Sorenson Communications, Inc.	6.21	08/16/13	2,114,745
1,540	Time Warner Telecom, Inc.	5.71	01/07/13	1,459,381
				7,980,070
	Textiles (0.7%)
3,284	Polymer Group, Inc.	5.73	11/22/12	2,791,507
1,821	St. John Knits International, Inc.	5.80	03/21/12	1,693,240
1,943	Varsity Brands, Inc.	5.44 - 6.00	02/22/14	1,845,568
				6,330,315

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Tobacco (0.0%)
$299	MAFCO Finance Corp.	4.50 - 5.25%	12/08/11	$279,119
	Transportation (1.3%)
654	Coach America Holdings, Inc.	5.54 - 6.41	04/20/14	511,843
475	Helm Holding Corp.	4.74 - 5.95	07/08/11	427,893
2,511	JHCI Acquisition, Inc. (Jacobson Companies)	6.21	06/19/14	1,887,130
1,333	JHCI Acquisition, Inc. (Jacobson Companies)	9.21	12/19/14	834,444
2,189	Kenan Advantage Group, Inc.	6.76	12/16/11	1,937,664
345	Rail America, Inc. (RR Acquisition) (Canada)	6.79	08/14/09	334,198
5,322	Rail America, Inc. (RR Acquisition)	6.79	08/14/09	5,162,469
				11,095,641
	Utilities (2.8%)
5,885	Calpine Corp.	6.65	03/29/14	5,026,769
673	Covanta Energy Corp.	4.31 - 5.45	02/09/14	606,240
3,609	FirstLight Power Resources, Inc.	5.75 - 6.31	11/01/13	3,431,145
2,400	FirstLight Power Resources, Inc.	7.71	05/01/14	2,244,000
8,109	NRG Energy, Inc.	5.26	02/01/13	7,164,713
4,481	Texas Competitive Electric Holdings	5.99 - 7.26	10/13/14	3,803,405
83	TPF Generation Holdings, LLC	5.76	12/15/11	74,121
1,517	TPF Generation Holdings, LLC	5.76	12/15/13	1,362,043
1,333	TPF Generation Holdings, LLC	8.01	12/15/14	1,161,111
				24,873,547
	Waste Management (0.4%)
439	Energy Solutions - Duratek	5.47	06/07/13	408,485
59	EnergySolutions, LLC	5.44	06/07/11	54,591
176	EnergySolutions, LLC	5.44	05/28/13	163,774
915	EnergySolutions, LLC	5.47	06/07/13	851,409
2,610	LVI Services, Inc.	7.55 - 8.51	11/16/11	1,924,792
				3,403,051
	Wireless Telecommunications (0.3%)
1,980	Alltel Holdings	5.00	05/16/15	1,926,788
978	Cricket Communications, Inc.	7.26	06/16/13	935,956
				2,862,744
	Total Variable Rate Senior Loan Interests (Cost $1,135,366,077)			920,808,654
	Senior Notes (0.4%)
	Building Products (0.2%)
1,500	Compression Polymers Corp.	9.90	07/01/12	1,012,500

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Pulp & Paper (0.1%)
$1,333	Verso Paper Holdings - 144A (a)	6.55%	08/01/14	$1,106,390
	Telecommunications (0.1%)
5,824	KMC Telecom, Inc. (Acquired between 07/25/03 and 09/15/06, Cost $5,088,864) (c)(d)(g)(h)	9.91	06/30/11	30,285
2,552	KMC Telecom, Inc. (Acquired between 07/25/03 and 09/15/06, Cost $2,245,641) (c)(d)(g)(h)	10.16	06/30/11	13,271
1,000	Qwest Corp.	6.07	06/15/13	855,000
				898,556
	Total Senior Notes (Cost $11,167,505)			3,017,446
	Non-Convertible Preferred Stock (c)(f) (0.0%)
	Environmental Services
3,414	Environmental Systems Products Holdings, Inc. (Acquired 09/12/07, Cost $85,350)			0

NUMBER OF SHARES
	Common Stocks (c)(f) (0.2%)
	Automotive Aftermarket (0.0%)
6,793	Safelite Realty Corp. (Acquired 09/29/00, Cost $3,958) (g)	0
	Casino/Gaming (0.0%)
7,216	Aladdin Gaming Holdings, LLC (0.72% Ownership Interest, Acquired 09/01/04, Cost $4,330) (g)	2,728
	Consumer Sundries (0.2%)
52,654	World Kitchen, Inc. (Acquired 01/31/03, Cost $138,363) (g)	1,978,737
	Containers/Packaging (0.0%)
70	Nexpak Holdings, LLC (Acquired 01/01/05, Cost $6,411,773) (g)	0
	Environmental Services (0.0%)
7,453	Environmental Systems Products Holdings, Inc. (Acquired 09/12/07, Cost $0)	0
	Telecommunications (0.0%)
11,689,637	KMC Telecom, Inc. (Acquired 07/25/03, Cost $0) (g)	0
	Total Common Stocks (Cost $6,558,424)	1,981,465

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2008 continued

NUMBER OF WARRANTS		EXPIRATION DATE	VALUE
	Warrants (c)(f)(g) (0.0%)
	Internet Software/Services
98,655	Mobile Pro Corp. (Acquired 11/12/04, Cost $0)	11/15/09	$0
	Total Investments (Cost $1,153,177,356) (i)(j)	105.6%	925,807,565
	Borrowings	(5.3)	(46,300,000)
	Liabilities in Excess of Other Assets.	(0.3)	(2,758,637)
	Net Assets	100.0%	$876,748,928

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Interest rates shown are those in effect at September 30, 2008.

  (c)  Securities with total market value equal to $15,672,554 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

  (d)  Non-income producing security; loan or note in default.

  (e)  Payment-in-kind security.

  (f)  Non-income producing security.

  (g)  Resale is restricted. No transaction activity during the year.

  (h)  Issuer is liquidating loan.

  (i)  Securities have been designated as collateral in an amount equal to $14,776,794 in connection with unfunded loan commitments.

  (j)  The aggregate cost for federal income tax purposes is $1,153,789,530. The aggregate gross unrealized appreciation is $4,628,608 and the aggregate gross unrealized depreciation is $232,610,573, resulting in net unrealized depreciation of $227,981,965.

Credit Default Swap Contract Open at September 30, 2008

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Goldman Sachs Credit Partners, L.P. Texas Competitive Electric Holdings Company LLC	Sell	$3,000	2.85%	June 20, 2010	$(19,477)

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2008

Assets:
Investments in securities, at value (cost $1,153,177,356)	$925,807,565
Receivable for:
Investments sold	8,701,006
Interest	5,859,832
Shares of beneficial interest sold	126,202
Periodic interest on swap contract	2,613
Prepaid expenses and other assets	371,495
Total Assets	940,868,713
Liabilities:
Payable for:
Borrowings	46,300,000
Investments purchased	10,066,149
Unrealized loss on unfunded commitments (Note 6)	1,870,433
Investment advisory fee	742,386
Dividends to shareholders	563,264
Administration fee	211,519
Accrued interest expense	144,553
Transfer agent fee	103,205
Unrealized depreciation on open swap contract	19,477
Shares of beneficial interest redeemed	84,818
Payable to bank	3,386,855
Accrued expenses and other payables	627,126
Total Liabilities	64,119,785
Net Assets	$876,748,928
Composition of Net Assets:
Paid-in-capital	$1,471,733,276
Net unrealized depreciation	(229,259,701)
Dividends in excess of net investment income	(763,786)
Accumulated net realized loss	(364,960,861)
Net Assets	$876,748,928
Net Asset Value Per Share, 119,562,074 shares outstanding (unlimited shares authorized of $.01 par value)	$7.33

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statement of Operations

For the year ended September 30, 2008

Net Investment Income:
Income
Interest	$78,103,513
Amendment, commitment and other loan fees	2,377,440
Total Income	80,480,953
Expenses
Investment advisory fee	9,189,934
Administration fee	2,629,392
Shareholder reports and notices	659,445
Transfer agent fees and expenses	497,733
Interest expense	399,552
Professional fees	311,964
Credit line fees	252,586
Registration fees	77,362
Custodian fees	42,080
Trustees' fees and expenses	17,676
Other	104,192
Total Expenses	14,181,916
Less: expense offset	(25,577)
Net Expenses	14,156,339
Net Investment Income	66,324,614
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(9,372,905)
Swap contract	37,050
Net Realized Loss	(9,335,855)
Change in Unrealized Appreciation/Depreciation on:
Investments	(167,593,163)
Swap contract	(19,477)
Unfunded commitments	(456,892)
Net change in unrealized appreciation/depreciation	(168,069,532)
Net Loss	(177,405,387)
Net Decrease	$(111,080,773)

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2008	FOR THE YEAR ENDED SEPTEMBER 30, 2007
Increase (Decrease) in Net Assets: Operations:
Net investment income	$66,324,614	$85,874,442
Net realized gain (loss)	(9,335,855)	4,068,008
Net change in unrealized appreciation/depreciation	(168,069,532)	(49,111,472)
Net Increase (Decrease)	(111,080,773)	40,830,978
Dividends to shareholders from net investment income	(68,159,628)	(85,699,527)
Net increase (decrease) from transactions in shares of beneficial interest	(142,870,215)	110,432,711
Net Increase (Decrease)	(322,110,616)	65,564,162
Net Assets:
Beginning of period	1,198,859,544	1,133,295,382
End of Period (Including dividends in excess of net investment income of $763,786 and accumulated undistributed net investment income of $1,073,788, respectively)	$876,748,928	$1,198,859,544

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statement of Cash Flows

For the year ended September 30, 2008

Increase (Decrease) in Cash:
Cash Flows Provided by Operating Activities:
Net decrease in net assets from operations	$(111,080,773)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investments	(466,333,496)
Principal repayments/sales of investments	552,792,339
Net sales/maturities of short-term investments	5,199,544
Decrease in interest receivables, prepaid expenses and other assets	2,701,045
Increase in accrued expenses and other payables	184,887
Amortization of loan fees	(217,571)
Net loan fees received	114,206
Payment-in-kind income	(1,617,536)
Accretion of discounts	(3,277,792)
Net realized loss on investments	9,372,905
Net realized gain on swap contract	(37,050)
Net change in unrealized appreciation/depreciation on investments	167,593,163
Net change in unrealized appreciation/depreciation on unfunded commitments	456,892
Net change in unrealized appreciation/depreciation on swap contract	19,477
Net Cash Provided by Operating Activities	155,870,240
Cash Flows Used for Financing Activities:
Shares of beneficial interest sold	71,999,458
Proceeds from bank borrowings	46,300,000
Bank overdraft	3,386,855
Accrued interest expense	144,553
Shares tendered	(230,357,884)
Dividends from net investment income (net of reinvested dividends of $16,135,148)	(51,951,426)
Net Cash Used for Financing Activities	(160,478,444)
Net Decrease in Cash	(4,608,204)
Cash at Beginning of Year	4,608,204
Cash at End of Year	0
Supplemental Disclosure:
Cash Paid for Interest and Credit Line Fees	$507,585

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2008

1. Organization and Accounting Policies

Morgan Stanley Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trust is authorized to make monthly repurchases for a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (5) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (6) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2008 continued

date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned.

C. Repurchase Agreements — The Trust may invest directly with institutions in repurchase agreements. The Trust's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Senior Loans — The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan.

E. Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Trust may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract"), or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy or a failure to pay outstanding obligations while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer an agreed amount, which approximates the notional amount of the swap, as disclosed in the table following the Portfolio of Investments. During the term of the swap agreement, the Trust receives or pays periodic fixed payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the notional amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statement of Operations. In addition, upon termination of the swap contract, gains and losses are also realized. Any upfront payment received or paid by the Trust is recorded as assets/liabilities on the Trust's books and realized upon termination.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2008 continued

F. Federal Income Tax Policy — It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Trust adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on March 28, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Trust pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of the daily net assets exceeding $2.5 billion, but not exceeding $3 billion; and 0.775% to the portion of the daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2008 continued

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2008, aggregated $475,080,751 and $559,928,273 respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Adviser and the Distributor, the Investment Adviser compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Adviser will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 2008, the Investment Adviser has informed the Trust that it received $1,878,978 in early withdrawal charges.

At September 30, 2008, Morgan Stanley Alternative Opportunities Fund, an affiliate of the Investment Adviser, Administrator and Distributor, held 73,439 shares of beneficial interest of the Trust.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2008 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,860. At September 30, 2008, the Trust had an accrued pension liability of $56,827 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2008 continued

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	SHARES	AMOUNT
Balance, September 30, 2006	125,332,134	$1,504,170,780
Shares sold	27,316,170	246,263,382
Shares issued to shareholders for reinvestment of dividends	4,514,381	40,460,100
Shares tendered	(19,714,493)	(176,290,771)
Balance, September 30, 2007	137,448,192	1,614,603,491
Shares sold	8,740,340	71,356,070
Shares issued to shareholders for reinvestment of dividends	1,914,303	16,135,148
Shares tendered	(28,540,761)	(230,361,433)
Balance, September 30, 2008	119,562,074	$1,471,733,276

5. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.

6. Unfunded Loan Commitments

As of September 30, 2008, the Trust had unfunded loan commitments pursuant to the following loan agreements:

BORROWER	UNFUNDED COMMITMENT	UNREALIZED GAIN (LOSS)
Bausch & Lomb, Inc.	$343,500	$(23,759)
Centennial Cellular Operating, Inc.	2,250,000	(168,750)
CMP KC, LLC	2,443,269	(610,817)
Community Health Systems, Inc.	295,296	(35,436)
General Nutrition Centers, Inc.	2,500,000	(406,250)
Golden Nugget, Inc.	290,909	(59,636)
Greektown Holdings	2,071,350	(5,178)
Landsource Communities Development, LLC	557,184	(2,090)
Magnolia Hill, LLC	650,000	(52,000)
Metro — Goldwyn Studios, Inc.	884,615	(194,615)
Select Medical Corp.	2,000,000	(280,000)
Summit Business Media Intermediate Holding Company, LLC	176,216	(28,195)
United Surgical Partners International, Inc.	24,714	(3,707)
	$14,487,053	$(1,870,433)

The total value of the security segregated for unfunded loan commitments was $14,776,794.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2008 continued

7. Borrowings

During the year, the Trust entered into a $250 million Amended and Restated Revolving Credit and Security Agreement to finance the repurchases of shares or to purchase additional securities for investment purposes. This revolving credit agreement is secured by the assets of the Trust.

In connection with this agreement, for the year ended September 30, 2008, the Trust incurred fees of approximately $252,586. For the year ended September 30, 2008, the average daily balance of borrowing under the Amended and Restated Revolving Credit and Security Agreement was $36,997,183 with a weighted average interest rate of 2.73%.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2008	FOR THE YEAR ENDED SEPTEMBER 30, 2007
Ordinary income	$68,086,574	$85,662,010

As of September 30, 2008, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$2,052,107
Undistributed long-term gains	—
Net accumulated earnings	2,052,107
Capital loss carryforward*	(355,103,345)
Post-October losses	(9,664,941)
Temporary differences	(2,396,294)
Net unrealized depreciation	(229,871,875)
Total accumulated losses	$(594,984,348)

*During the year ended September 30, 2008, the Trust utilized $88,867 of its net capital loss carryforward. As of September 30, 2008, the Trust had a net capital loss carryforward of

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2008 continued

$355,103,345, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$37,183,794	September 30, 2010
206,184,990	September 30, 2011
111,734,561	September 30, 2012

As of September 30, 2008, the Trust had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Trust's next taxable year), tax adjustments and book amortization of discounts on revolver loans and term loans held by the Trust and interest on loans in default.

Permanent differences, due to tax adjustments on revolver loans sold by the Trust, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2008:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(2,560)	$2,560	—

9. Accounting Pronouncements

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2008 continued

On September 12, 2008, Statement of Financial Accounting Standards No. 133-1, Disclosures about Credit Derivatives and Certain Guarantees ("SFAS 133-1") was issued and is effective for fiscal years ending after November 15, 2008. SFAS 133-1 requires a seller of credit derivatives, including credit derivatives embedded in hybrid instruments, to provide certain disclosures for each credit derivative (or group of similar credit derivatives) presented on the Statement of Assets and Liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

10. Subsequent Event

Susbsequent to September 30, 2008, conditions in the worldwide debt and equity markets have deteriorated significantly. These conditions have had a negative effect on the market value of the Trust's investments since September 30, 2008.

Morgan Stanley Prime Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2008	2007	2006	2005	2004	2003		2002	2001	2000	1999
Selected Per Share Data:
Net asset value, beginning of period	$8.72	$9.04	$9.12	$9.02	$8.59	$8.01		$8.62	$9.72	$9.87	$9.91
Income (loss) from investment operations:
Net investment income	0.51	0.64	0.59	0.41	0.34	0.38		0.45	0.69	0.82	0.70
Net realized and unrealized gain (loss)	(1.38)	(0.32)	(0.08)	0.10	0.47	0.58		(0.64)	(1.11)	(0.16)	(0.05)
Total income (loss) from investment operations	(0.87)	0.32	0.51	0.51	0.81	0.96		(0.19)	(0.42)	0.66	0.65
Less dividends from net investment income	(0.52)	(0.64)	(0.59)	(0.41)	(0.38)	(0.38)		(0.42)	(0.68)	(0.81)	(0.69)
Net asset value, end of period	$7.33	$8.72	$9.04	$9.12	$9.02	$8.59		$8.01	$8.62	$9.72	$9.87
Total Return(1)	(10.36)%	3.57%	5.74%	5.74%	9.65%	12.31%		(2.30)%	(4.54)%	6.87%	6.72%
Ratios to Average Net Assets:
Total expenses (before expense offset)	1.34%	1.24%	1.26%	1.30%	1.32%	1.36	%(2)	1.29%	1.20%	1.21%	1.22%
Net investment income	6.31%	7.12%	6.50%	4.45%	3.75%	4.45%		5.15%	7.53%	8.26%	7.02%
Supplemental Data:
Net assets, end of period, in millions	$877	$1,199	$1,133	$1,068	$1,116	$1,166		$1,378	$2,195	$2,884	$2,514
Portfolio turnover rate	45%	65%	62%	76%	94%	49%		27%	29%	45%	44%

(1)  Does not reflect the deduction of early withdrawal charge. Calculated based on the net asset value as of the last business day of the period.

    Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

(2)  Does not reflect the effect of expense offset of 0.01%.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Prime Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Prime Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2008, and the related statements of operations and cash flows for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian, broker and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Prime Income Trust as of September 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 26, 2008

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

■  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

■  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

preferences, through the use of "cookies." "Cookies" recognize your computer each time your return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2008 Morgan Stanley

XPIANN
IU08–05850P–Y09/08

INVESTMENT MANAGEMENT

Morgan Stanley
Prime Income Trust

Annual Report

September 30, 2008

Item 2.  Code of Ethics.

(a)           The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

                (1)           The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

                (2)           Not applicable.

                (3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant		Covered Entities(1)
Audit Fees	$100,000		N/A

Non-Audit Fees
Audit-Related Fees	$3,825	(2)	$4,555,000	(2)
Tax Fees	$6,063	(3)	$747,000	(4)
All Other Fees	$		$
Total Non-Audit Fees	$9,888		$5,302,000

Total	$109,888		$5,302,000

2007

	Registrant		Covered Entities(1)
Audit Fees	$76,100		N/A

Non-Audit Fees
Audit-Related Fees		$(2)	$5,041,000	(2)
Tax Fees	$5,955	(3)	$761,000	(4)
All Other Fees	$			$(5)
Total Non-Audit Fees	$5,955		$5,802,000

Total	$82,055		$5,802,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(1)

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies.  MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below.  These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A.            Routine Matters. We generally support routine management proposals.  The following are examples of routine management proposals:

•      Approval of financial statements and auditor reports.

•      General updating/corrective amendments to the charter, articles of association or bylaws.

•      Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors

1.     Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.     We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.      At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.     We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.     Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.     We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.     We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.     In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.      We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.     We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies).  We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.      Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.      Board diversity:  We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.      Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.      Proxy access:  We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.      Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.      Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board).  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.      Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.      Director retirement age and term limits:  Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.    Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.            Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis.  However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest.  We also analyze proxy contests on a case-by-case basis.

D.            Changes in capital structure.

1.     We generally support the following:

•      Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•      Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•      Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•      Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•      Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•      Management proposals to effect stock splits.

•      Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•      Management proposals for higher dividend payouts.

2.     We generally oppose the following (notwithstanding management support):

•      Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•      Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•      Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•      Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.             Takeover Defenses and Shareholder Rights

1.     Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.     Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.     Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.     Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.     Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.     Bundled proposals:  We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F.             Auditors.   We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.            Executive and Director Remuneration.

1.     We generally support the following proposals:

•      Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•      Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•      Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•      Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.     Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.     Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.     We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.     We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.     Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.            Social, Political and Environmental Issues.  We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.              Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.           ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”).  The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm.  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.            Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and

(3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.            Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.            Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.     The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.     The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.     Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.     If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.     If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.     If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal.  If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above.  Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.            Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years.  To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP.  A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.     Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.     Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 18, 2008

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 18, 2008